Exhibit 99.1

EEI FINANCIAL CONFERENCE November 10 - 12, 2019

Safe Harbor Statement

All per-share amounts in this presentation are reported on a diluted basis. The only common equity securities that are publicly traded are common shares of Eversource Energy. The earnings and EPS of each business do not represent a direct legal interest in the assets and liabilities allocated to such business, but rather represent a direct interest in Eversource Energy's assets and liabilities as a whole. EPS by business is a non-GAAP (not determined using generally accepted accounting principles) measure that is calculated by dividing the net income or loss attributable to common shareholders of each business by the weighted average diluted Eversource Energy common shares outstanding for the period. Earnings discussions also include a non-GAAP financial measure referencing 2019 earnings and EPS excluding the impairment charge for the Northern Pass transmission (NPT) project.

Eversource Energy uses these non-GAAP financial measures to evaluate and provide details of earnings results by business and to more fully compare and explain 2019 results without including the impact of the NPT impairment charge. Management believes the NPT impairment charge is not indicative of Eversource Energy's ongoing performance. Due to the nature and significance of the impairment charge on net income attributable to common shareholders, management believes that the non-GAAP presentation is a more meaningful representation of Eversource Energy's financial performance and provides additional and useful information to readers in analyzing historical and future performance of the business. Non-GAAP financial measures should not be considered as alternatives to Eversource Energy's consolidated net income attributable to common shareholders or EPS determined in accordance with GAAP as indicators of Eversource Energy's operating performance.

This presentation includes statements concerning Eversource Energy's expectations, beliefs, plans, objectives, goals, strategies, assumptions of future events, future financial performance or growth and other statements that are not historical facts. These statements are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Generally, readers can identify these forward-looking statements through the use of words or phrases such as "estimate," "expect," "anticipate," "intend," "plan," "project," "believe," "forecast," "should," "could" and other similar expressions. Forward-looking statements involve risks and uncertainties that may cause actual results or outcomes to differ materially from those included in the forward-looking statements. Factors that may cause actual results to differ materially from those included in the forward-looking statements include, but are not limited to: cyberattacks or breaches, including those resulting in the compromise of the confidentiality of our proprietary information and the personal information of our customers; acts of war or terrorism, physical attacks or grid disturbances that may damage and disrupt our transmission and distribution systems; ability or inability to commence and complete our major strategic development projects and opportunities; actions or inaction of local, state and federal regulatory, public policy and taxing bodies; substandard performance of third-party suppliers and service providers; fluctuations in weather patterns, including extreme weather due to climate change; changes in business conditions, which could include disruptive technology related to our current or future business model; increased conservation measures of customers and development of alternative energy sources; contamination of, or disruption in, our water supplies; changes in economic conditions, including impact on interest rates, tax policies, and customer demand and payment ability; changes in levels or timing of capital expenditures; disruptions in the capital markets or other events that make our access to necessary capital more difficult or costly; changes in laws, regulations or regulatory policy, including compliance with environmental laws and regulations; changes in accounting standards and financial reporting regulations; actions of rating agencies; and other presently unknown or unforeseen factors.

Other risk factors are detailed in Eversource Energy's reports filed with the Securities and Exchange Commission (SEC) and updated as necessary, and are available on Eversource Energy's website at www.eversource.com and on the SEC's website at www.sec.gov. All such factors are difficult to predict and contain uncertainties that may materially affect Eversource Energy's actual results, many of which are beyond our control. You should not place undue reliance on the forward-looking statements; each speaks only as of the date on which such statement is made, except as required by federal securities laws, and Eversource Energy undertakes no obligation to update any forward-looking statement or statements to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events.

EVERSOURCE ENERGY

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2 Eversource Focused on Industry Leadership Through Superior Operations and Sustainability

Eversource’s Total Shareholder Return has Outperformed Significantly in Both the Short and Long Term 3 Total Shareholder Return YTD 10/31/2019 2018 3 - Year 5 - Year 10 - Year Eversource 31.5% 6.4% 40.1% 80.4% 279.4% EEI 40 - Company Index 23.9% 3.7% 36.0% 68.5% 176.4% S&P 500 23.2% - 4.4% 30.4% 50.3% 243.0% *3 - year, 5 - year, and 10 - year for periods ended 12/31/18

Dividend Growth Continues to Outperform Peers 4 $1.57 Annualized Dividend $1.67 5% - 7% $1.78 $1.90 $2.02 $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 2014 2015 2016 2017 2018 2019 +$0.10 $0.10 Payout Ratios: 59% 59% 60% 61% 62% +$0.11 +$0.12 +$0.12 +$0.12 $2.14

Strong Long - Term Earnings Growth Expected to Continue $2.81 $2.28 $2.53 $2.65 $2.81 $2.96 $3.11 2012A* 2013A* 2014A* 2015A* 2016A 2017A 2018A 2019E** 2020E 2021E 2022E 2023E 5 *Excludes merger and integration costs $3.25 $3.40 to $3.50 **Excludes Northern Pass impairment

6 $856 $889 $994 $987 $746 $573 $548 $491 $903 $1,082 $1,145 $1,217 $1,131 $1,132 $1,143 $1,109 $271 $335 $404 $459 $473 $439 $483 $476 $14 $102 $109 $112 $126 $133 $143 $138 $152 $185 $199 $137 $131 $128 $127 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 2016A 2017A 2018A 2019E 2020E 2021E 2022E 2023E Transmission Electric Distribution and MA Solar Natural Gas Distribution Water IT and Facilities $2,401 $2,599 In Millions Projected Capital Expenditures For Core Businesses $2,830 $2,472 $2,168 $12.75 Billion 2019 - 2023 $2,971 $2,435 $2,346

7 42% 47% 50% 2017 Year - End Rate Base Projected 2023 Year - End Rate Base Transmission Electric Distribution & MA Solar Natural Gas Distribution Water $16.6 billion $24.5 billion Rate Base by Core Business – Current and Future 48% 10% 37% 15% 46% 5% 5% 34% Note: Excludes offshore wind investments

• AMI • Electric Storage • Zero emission vehicles • Innovative technology • Interconnection standards • Energy affordability 8 ▪ PURA decision released on 10/2/19 focused on multiple objectives ▪ Removing barriers to the growth of CT’s green economy ▪ Enabling transition to decarbonize future focused on efforts in power generation, transportation and heating and cooling ▪ Addressing resilience reliability and standards system - wide and deploy or enhance use of AMI ▪ Addressing energy affordability ▪ Next stage to focus on eleven topics Fourth Quarter 2019 Start First Half 2020 Start Later Topics • Non - wires alternatives • Resilience & reliability standards & programs • Distributed energy resources • Rate designs • Resource adequacy and clean - energy supply Framework for an Equitable Modern Grid in CT

MA Grid Mod Status – Implementing 2018 - 2020 Plan Preparing Filing for 2021 - 2023 Plan 9 MA Grid Mod Tracked Investments 2018 - 2020 ($233MM) Next Steps File new three - year plan in mid - 2020 for 2021 - 2023 implementation MA DPU order in grid modernization proceeding approved $133MM in tracked spending on a portfolio of investments. Work expected to be substantially complete by 12/31/20. Order also approved using grid modernization tracking mechanism for $100MM in energy storage and electric vehicle investments approved in previous rate case. Approximately 90% of work expected to be complete by 12/31/20.

NH Grid Modernization Has Multiple Objectives • Legislation established investigative docket in July 2015 • Working group report on “Grid Modernization in New Hampshire” issued in March 2017 • “Staff Recommendation on Grid Modernization” issued in January 2019 • Written comments and technical sessions on outstanding procedural issues are ongoing 10 NH Grid Modernization Objectives: ▪ Improve reliability, resiliency, and operational efficiency ▪ Empower customers to use electricity more efficiently ▪ Facilitate integration of distributed energy resources ▪ Increase affordability Status:

Progress on Major Transmission Reliability Projects

Eastern MA Transmission Projects

- 28 upgrades - 7 new transmission lines, new substations and substation expansion projects
- 19 projects in service; 8 under construction; 1 expected to enter construction in Q2 2020
- Approval of remaining 1 project expected Q4 2019
- Projected completion: 2021
- Total projected investment: approximately $700 million
- Investment through September 30: $414 million

Greater Hartford Central Connecticut

- 27 projects for Greater Hartford, Manchester, Southington, Middletown and NW CT
- 24 of 27 projects now in service
- Three projects under construction
- Projected completion: Mid-2020
- Total projected investment: $350 million
- Investment through September 30: $265.7 million

Greenwich Substation Project

- Eversource/Town signed settlement agreement; Town withdrew its appeal of siting decision
- All development and management plans approved by CSC
- Projected completion: June 2020
- Total projected investment: $98 million
- Investment through September 30: $49.7 million

Seacoast Reliability Project

- New 13-mile project between Portsmouth and Madbury, NH
- NHSEC order approving project issued 1/31/19
- Construction began in May 2019
- Projected completion: Q2 2020
- Total projected investment: $125 million
- Investment through September 30: $51.7 million

EVERSOURCE ENERGY
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A Robust and Upgraded Transmission System is Key to Future Grid Transformation • A significant amount of our transmission structures are 40+ years old, and we have accelerated replacement to ensure long - term reliability • We are adding equipment to better integrate intermittent renewable generation into the New England grid to maintain required voltage and reactive capacity • We are addressing pockets of load growth such as Boston, SW CT and coastal NH • We are adding fiber along the transmission system to provide significantly enhanced communications for monitoring and control of our system 12

Projected Investment in Natural Gas Pipe Replacements 2016 - 2023 - All With Timely Cost Recovery $58 $48 $38 $69 $75 $85 $99 $108 $59 $67 $79 $93 $104 $114 $117 $120 2016A 2017A 2018A 2019E 2020E 2021E 2022E 2023E CT Accelerated Replacement Program MA Gas System Enhancement Program 13 Consistent with our sustainability strategy, we replaced 59 miles of cast iron and steel pipe with safer, more durable plastic in 2018. In Millions $117 $179 $162 $117 $115 $228 $216 $199

14 Eversource is Well Positioned to Meet Customers’ Continued Natural Gas Demand Growth ▪ Secured 100,000 MMBtu/Day from Enbridge AIM project ▪ Secured 27,100 MMBtu/Day from Tennessee Gas CT expansion ▪ Addressed constraints on Algonquin lateral serving SE Connecticut ▪ Well positioned to support CT Comprehensive Energy Strategy’s economic expansion goals ▪ Secured 50,000 MMBtu from Enbridge Atlantic Bridge project ▪ Secured 25,000 MMBtu from Enbridge AIM project ▪ Added 40,000 MMBtu of Tennessee firm capacity ▪ Anticipated growth lower than Yankee Gas due to higher existing service territory penetration at NSTAR Gas Yankee Gas (CT) NSTAR Gas (MA)

15 Incremental Investments Expected to Grow Aquarion Rate Base Nearly 3 Times Faster Than Before Eversource Acquisition $690 $710 $740 $760 $820 $890 $950 $1,030 $1,110 $1,200 2014A 2015A 2016A 2017A 2018A 2019E 2020E 2021E 2022E 2023E Year - End Rate Base $ in Millions *Does not reflect Town of Hingham, MA vote in April 2019 to acquire Aquarion MA’s assets in Hingham, Hull, and N. Cohasset for more than $100 million. Those assets account for approximately $40 million of Aquarion’s rate base.

16 ▪ Effective Date: 5/1/18 ▪ Authorized ROE: 9.25% ▪ Term: 3 years ▪ Base rate increases of $64.3 million on 5/1/18, $31.1 million on 5/1/19 and $29.2 million on 5/1/20 ▪ Tracking mechanism for capex over $270 million ▪ Effective date: 11/15/18 ▪ Authorized ROE: 9.3% (previous 8.83%) ▪ Step rate increases in 2020 and 2021 ▪ Revenue decoupling ▪ Tracking mechanism for aging infrastructure replacements and for capex over $150 million Recent Distribution Rate Decisions Yankee Gas Rate Settlement CL&P Rate Settlement NSTAR Electric Rate Decision ▪ Effective Date: 2/1/18 ▪ Authorized ROE: 10% ▪ Term: 5 years ▪ Base rate decrease of $19 million on 2/1/18 (net of tax reform) followed by inflation - adjusted increases from 2019 - 2022 ▪ Key Provisions: Revenue decoupling; approval of grid modernization expenditures with tracking for battery storage; EV infrastructure

Key Elements of New Hampshire Rate Filing • PSNH filed a general rate case to raise annual base distribution rates by approximately $70 million on a permanent basis, effective 7/1/20, including an increase sought on a temporary basis – In June, the NHPUC authorized PSNH to raise annual distribution rates by $28 million on a temporary basis, effective 7/1/19, until decision on permanent rates is implemented • First PSNH rate case in nearly a decade; during that time period, PSNH’s distribution plant - in service has risen by approximately 50%, while O&M has been flat • NHPUC - reported Distribution ROE was 7.72% for 2018 (9.67% authorized) • Permanent rate application includes enhanced resiliency and grid modernization investments 17

18 FERC Transmission ROE Update • Order issued: 10/16/18 • Current base: 10.57%; Cap: 11.74% • Illustrative base: 10.41%; Cap: 13.08% • New methodology that averages DCF, CAPM, risk premium, expected earnings • Provides path forward to resolve 2011, 2012, 2014 and 2016 complaints against New England transmission ROEs • Briefs and reply briefs filed earlier this year • Likely to mitigate future FERC Section 206 complaint filings • Senate held a hearing on James Danly’s nomination on 11/5/19. Vote on nomination possible before year - end Methodology expected to provide more stability and predictability for transmission ROEs

19 Sources of Funds to Execute Our Five - Year Cap Ex and Offshore Wind Investment Plan » Operating cash flows » New debt financings » Approximately $2 billion of new equity » Using $100 million/year of Treasury shares to fund dividend reinvestment and employee stock plans; nearly 900,000 Treasury shares utilized through 10/31/19 We expect to grow EPS around the midpoint of our 5 - 7% CAGR through 2023, inclusive of the new equity and debt financings noted above

Factors Expected to Spur EPS Growth in Addition to Rate Base Growth » Improved capital structure resulting from 2018 rate reviews » Improved results at distribution companies that underearned their allowed returns in 2018, including NSTAR Electric, which is allowed to earn up to 12% » Higher carrying charges on deferred storm cost balances in all 3 states » Conservatism of O&M guidance; i.e. lower O&M in 2019, then held flat » Earnings from a full year of South Fork Wind: 2023 specific 20

Natural Gas Is Now New England’s Single Biggest Source Of Electricity Source: ISO - NE Pipelines that supply generators are increasingly constrained 21

Switch To Natural Gas And Renewables Has Driven Significant Reductions In Emissions Power Production Up 230% Carbon Emissions NO X Emissions SO 2 Emissions Down 98% Down 73% Down 35% 22 Carbon Emissions NO X Emissions SO 2 Emissions Down 35% Down 73% Down 98% • Transmission Investment • Energy Efficiency • Natural Gas - Fired Power Production • Renewable Energy Driven By Energy Efficiency, Transmission Upgrades, Transition To Natural Gas Generation And Renewables Development

Achieving Longer Term Emissions Reductions Objectives Will Require Significant Steps Regional Greenhouse Gas Emissions Targets ( MMTCO 2 e ) Greenhouse Gas Emissions By Source 0 50 100 150 200 1990 (Actual) Today 2050 (Target) MA CT NH Gap: 100 MMTCO 2 e Electric Power 18% Transportation 48% Buildings 34% (MA, NH, CT) 23

Offshore Wind Is Well - Suited To Be New England’s Next Major Source Of Electricity x ISO - NE Winter Reliability Report spotlighted region’s vulnerability to fuel supply disruptions x New pipeline capacity and long - term viability of LNG import facilities are challenged x Region’s energy policy is focused on new, clean alternatives x Water depths off New England are shallow – reducing construction costs x Available transmission capacity following recent large power plant retirements x Billions of dollars in economic development opportunities for under - utilized ports and surrounding towns 24

Offshore Wind Can Greatly Enhance Winter Reliability in New England During two weeks in the winter 2017/2018: • Region was within days of rolling blackouts to manage fuel supplies • $700+ million in additional wholesale electricity costs • Emissions were equivalent to adding 6 million cars due to reliance on oil - fired generation Offshore wind can mitigate reliability challenges • New England has mandated 5,600 MW of offshore wind • Offshore wind capacity factors increase 25 - 30% in the winter months in New England - offsetting up to 0.75 Bcf per day of natural gas demand • Higher daily and intra - day capacity factors – can offset even more natural gas demand 0.7 0.8 0.9 1.0 1.1 1.2 1.3 14 15 16 17 18 19 20 21 22 23 24 Electricity Demand & Production (Indexed) Hour Of The Day Offshore Wind Generation vs Electricity Demand During Afternoon Hours (January) Offshore Wind Profile Electricity Demand Offshore Wind Generation Offshore Wind Production Is Greatest When Winter Electricity Demand Peaks 25

Eversource & Ørsted Partnership Is the Leading Offshore Wind Development Platform Massachusetts: 1,600 MW authorized by legislation in 2016 » First 1,600 MW awarded to other developers » DOER recommends moving ahead with soliciting another 1,600 MW through 2024 (3,200 MW in total) Connecticut: 200 MW contract with Revolution Wind approved by PURA in 2018; PURA approval of another 104 MW contract expected shortly » Legislation authorizing another 2,000 MW signed by Gov. Lamont in June » Initial RFP issued in August with bids in September; awards expected this month Rhode Island: 400 MW contract with Revolution Wind approved by RIPUC in June New York: NY State Energy Research & Development Authority awarded 880 MW to Sunrise Wind on July 18 » South Fork has a separate agreement with LIPA for an expected 130 MW » NY has authorized procurement of 9,000 MW by 2035; 1,696 MW awarded to date 26

South Fork Wind Revolution Wind Sunrise Wind Size 130 MW 704 MW 880 MW Construction Operation Plan Filing with BOEM Already filed Early 2020 2020 Construction to Begin 2021 Late 2021/early 2022 2022 Commercial Operation End of 2022 Late 2023 2024 Price as of first day of commercial operation ~ $0.160/KWH for 90 MW ~ $0.086/KWH for 40 MW (avg. annual escalator: 2%) $0.098425/KWH for RI (no escalator) CT pricing not disclosed $0.11037/KWH (no escalator) Status of Contracts Negotiating agreement to increase original 90 MW to 130 MW. NY Comptroller and AG approval required 400 MW for RI approved 200 MW for CT approved 104 MW for CT pending with decision due by end of 2019 Contract signed with NYSERDA in October 2019 27 Expected Timeline For Eversource - Ørsted Projects

28 Not to scale Revolution Wind South Fork Wind Block Island Wind Deepwater Northern Lease Bay State Wind Lease Mayflower Lease 20 - 25 Miles 35 - 40 Miles 60 - 65 Miles Distance to Mainland Our Competitiveness in New England and New York Auctions Benefits From Our Superior Lease Locations

Offshore Wind Complements Eversource’s Portfolio Of Clean Energy Solutions Grid Modernization: • MA approved $133 million; New MA plan due by mid - 2020 • Evaluating plans for CT & NH EV Infrastructure: • Executing $45 million program for 3,500 new charging ports • Longer term opportunity of up to $500 million infrastructure Storage: • Permitting $55 million Cape Cod and Martha’s Vineyard projects; expected completion in late 2020 • Proposed $7 million 1.7 MW project in NH Solar: • Completed construction of $200 million, 70 MW portfolio in MA • Pilot 20 MW community solar proposed in NH Energy Efficiency: • #1 energy efficiency provider in the US; more than $500 million invested annually • Reduced customer energy use by 1 billion kilowatt hours per year – enough to power 128,000 homes 29

30 Eversource is the US Leader in Energy Efficiency, Investing Over $500M Annually to Reduce Customer Usage Source: American Council for an Energy - Efficient Economy 2019 Scorecard 15 3 20 1 6 3 Note: The lower the number…the more effective the Energy Efficiency Programs Retail Customer Count Up 3% Since 2013, While KWH Sales Down 3.5% Eversource MA, #1 Most Energy Efficient Utility in the United States According to ACEEE, in their second edition of the Utility Energy Efficiency Scorecard #1 Energy Efficiency Provider in the Nation According to Ceres most recent benchmarking report

Current EV adoption trajectory insufficient to ensure compliance with 2025 target EVs on the road in MA/CT MA/CT CO2 emissions by sector (2016) • Ambitious goals set forth in the 2008 Global Warming Solutions Act • Reduce GHG emissions 80% below 1990 levels by 2050 • Committed to 450,000 EVs on the road by 2025 as part of ZEV Alliance • Limited availability of public charging stations • Cost of charging infrastructure • Lack of consumer awareness • Upfront cost of electric vehicles • Variety of available vehicle models Significant progress yet to be made in decarbonizing the transportation sector States’ Objectives Barriers to EV Adoption x An appropriate level of utility support can address these barriers and drive market transformation x x x Carbon Reduction Goals and Vehicle Emissions Standards Will Help Electrify Transportation Sector 31

Our Massachusetts Make - Ready EV Plan • First step to supporting electric vehicles in our service territory • Approved by regulators in November 2017 32 Key Highlights of MA Plan • $45M capital investment • Supports approximately 3,500 charging ports • Up to 450 customer sites • In - service by end of 2020 • We are evaluating proposal options in CT and NH • We believe the total investment opportunity across the three states could reach $ 500M over the next decade

A Value Proposition That Delivers Results for Investors Keys to Our Success: Results Delivered: 2. Control O&M spending Six - year average O&M reduction 3% - 4%/yr. through 2018 ( $ 275M ) 1. Exceed industry EPS and dividend growth Seven - year average EPS and dividend growth of 6.1% and 7.5%, respectively, through 2018. Growth driven by robust regulated Cap Ex program and effective cost control 4. Deliver top - tier service quality and reliability Reliability and safety metrics significantly improved since 2012 – top quartile 5. Manage a robust investment program focused on safety, reliability, customer service Capital expenditures of $12.75 billion for 2019 - 2023 for core businesses ensure a safe and reliable delivery system for our 4 million customers 3. Maintain strong financial condition 33 Top tier credit rating 6. Pursue clean energy solutions for the region Maintained disciplined approach in developing winning bids for various offshore wind projects 7. Address environmental, social and governance strengths Achieving top - quartile rating from sustainability raters

34 APPENDIX

35 3Q 2019 3Q 2018 3Q Change YTD 9 - 30 - 19 YTD 9 - 30 - 18 YTD Change $0.61 $0.55 $0.06 $1.32 $1.19 $0.13 0.33 0.34 (0.01) 1.07 1.04 0.03 (0.05) (0.04) (0.01) 0.18 0.16 0.02 0.06 0.06 0.00 0.08 0.08 0.00 0.03 0.00 0.03 0.04 0.05 (0.01) 0.98 0.91 0.07 2.69 2.52 0.17 --- --- --- (0.64) --- (0.64) $0.98 $0.91 $0.07 $2.05 $2.52 ($0.47) Electric Distribution Electric Transmission (Non - GAAP) Natural Gas Distribution Parent & Other Water Distribution Third Quarter and First Nine Months 2019 Results NPT Impairment EPS (Non - GAAP) Reported EPS (GAAP)

36 2019 Financing Activity ▪ $1.3 billion of equity closed in June. Two - thirds of nearly 18 million shares subject to one - year forward sale arrangement • None of the forward has settled to date ▪ Approximately 900,000 treasury shares issued through 10/31/19 to fund dividend reinvestment, 401(k) match, and employee incentive plans ▪ In April, CL&P issued $300 million of bonds due in 2048 (3.85% yield). Proceeds used to repay $250 million, 5.5% maturity ▪ In May, NSTAR Electric issued $400 million of 3.25% “green bonds” due in 2029 ▪ In June, PSNH issued $300 million of 3.6% bonds due in 2049. Proceeds to repay $150 million of 4.5% bonds due December 1, 2019 ▪ In July, NSTAR Gas issued $75 million of 3.74% bonds due in 2049 ▪ In September: • CL&P issued $200 million of bonds due in 2027 (2.42% yield) • Yankee Gas issued $100 million of 2.23% bonds due 2024 and $100 million of 3.3% bonds due 2049 Equity Long - Term Debt

37 NSTAR Gas General Rate Review Filed ▪ On 11/8/19, NSTAR Gas filed a rate request seeking a $38 million base rate adjustment ▪ Request includes a proposed Performance Based Rate (PBR) mechanism (tied to a 5 - year stayout ) ▪ PBR adjustment includes inflation plus approximately 1.3% adder ▪ First general rate review since 2014 ▪ NSTAR Gas currently has the lowest gas distribution rates in MA ▪ Proposed rate changes would be effective 10/1/20 ▪ Includes long - term plan to fund safety and reliability improvements. It will also support the company’s future obligations applicable to all MA gas distribution companies arising from a review of last year’s Merrimack Valley incident ▪ Proposed authorized ROE: 10.45%; capital structure 54.85% equity; 45.15% long - term debt